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                                                                 EXHIBIT 10(bbb)

                         AGREEMENT FOR PURCHASE AND SALE

                                OF REAL PROPERTY

                                     BETWEEN

                              OVERSEAS CAPITAL CO.

                                       AND

                    CB RICHARD ELLIS STRATEGIC PARTNERS, L.P.

                               ONE BUCKHEAD PLAZA

                                  May 29, 2000
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                           AGREEMENT FOR PURCHASE AND
                              SALE OF REAL PROPERTY
                               ONE BUCKHEAD PLAZA

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      THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the "Agreement"),
made and entered into this 29th day of May, 2000, by and between OVERSEAS CAPITAL CO., a Delaware corporation and successor by corporate name changes to Overseas Partners Capital Corp. ("Seller"), and CB RICHARD ELLIS STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("Purchaser").

                               W I T N E S E T H:

      WHEREAS, Seller desires to sell certain improved real property commonly known as "One Buckhead Plaza" located at the southwest corner of the intersection of West Paces Ferry and Peachtree Roads, City of Atlanta, Fulton County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

      WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

      "Assignment and Assumption of Leases" shall mean the form of assignment and assumption of Leases and Security Deposits to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as SCHEDULE 2.

      "Assignment and Assumption of Operating Agreements" shall mean the form of assignment and assumption of the Operating Contracts to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as
SCHEDULE 4.

      "Bill of Sale" shall mean the form of bill of sale to the Personal Property to be executed and delivered by Seller to Purchaser at the Closing in the form attached hereto as SCHEDULE 3.

      "Broker" shall have the meaning ascribed thereto in Section 10.1 hereof.
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      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Georgia are authorized by law or executive action to close.

      "Closing" shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.

      "Closing Date" shall have the meaning ascribed thereto in Section 2.6 hereof.

      "Commission Agreements" shall mean the agreements more particularly described in items I and II on EXHIBIT "C" attached hereto and made a part hereof.

      "Due Diligence Material" shall have the meaning ascribed thereto in
Section 3.7 hereof.

      "Earnest Money" shall mean the Initial Earnest Money, together with all interest which accrues thereon as provided in Section 2.3(c) hereof and in the Escrow Agreement.

      "Effective Date" shall mean the last date upon which the following shall have occurred: (a) Purchaser and Seller shall have delivered at least two (2) fully executed counterparts of this Agreement to the other, (b) Purchaser, Seller and Escrow Agent shall have executed and delivered at least one (1) fully executed counterpart of the Escrow Agreement to each other party, and (c) Purchaser shall have delivered the Initial Earnest Money (by federal wire transfer or delivery of Purchaser's check made payable to Escrow Agent) to Escrow Agent.

      "Environmental Law" shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or Hazardous Substances, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law (including, without limitation, the Georgia Hazardous Site Response Act ("HSRA"), all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

      "Escrow Agent" shall mean the Title Company, at its office at 888 West 6th Street, 4th Floor, Los Angeles, California 90017, Attention: Donald Hallman

      "Escrow Agreement" shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT "D" entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

      "Existing Assignment of Leases" shall mean that certain Assignment of Lessor's Interest in Leases between OPCC and MetLife, dated November 15, 1995, recorded in Deed Book 20257, Page 195, Fulton County, Georgia records, a true and correct copy of which Existing Assignment of Leases is attached hereto as EXHIBIT "B".

      "Existing Environmental Indemnity" shall mean that certain Unsecured Indemnity Agreement between OPCC and MetLife dated November 15, 1995, a true and correct copy of which Existing Environmental Indemnity is attached hereto as EXHIBIT "B".


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      "Existing Environmental Reports" shall mean those certain reports, correspondence and related materials more particularly described on EXHIBIT "E" attached hereto and made a part hereof.

      "Existing Financing Statements" shall mean all UCC Financing Statements naming MetLife as secured party and Seller (or a predecessor) as debtor and appearing of record with respect to any of the Property.

      "Existing Mortgage" shall mean that certain Deed to Secure Debt and Security Agreement, dated November 15, 1995, between OPCC and MetLife recorded in Deed Book 20257, Page 157, Fulton County, Georgia records, which secures the Existing Note, a true and correct copy of which Existing Mortgage is attached hereto as EXHIBIT "B".

      "Existing Note" shall mean that certain Promissory Note dated November 15, 1995, made by OPCC payable to the order of MetLife in the original principal amount of Thirty-Five Million and No/100 Dollars ($35,000,000.00), a true and correct copy of which is attached as EXHIBIT "B" hereto and made a part hereof, and which has a current principal balance of approximately $32,470,575 (as of April 1, 2000), which bears interest at the rate of 7.246% per annum, which is payable in monthly installments of principal and interest in the amount of $252,892.21 (based on a 25-year amortization), with the final payment of all unpaid principal, and accrued but unpaid interest thereon, being due on December 5, 2005, and which has a prepayment penalty as of April 11, 2000 in the approximate amount of $1,010,426.

      "FIRPTA Affidavit" shall mean the form of FIRPTA Affidavit to be executed and delivered by Seller to Purchaser at Closing in the form attached hereto as
SCHEDULE 8.

      "First Title Notice" shall have the meaning ascribed thereto in Section
3.4 hereof.

      "General Assignment" shall have the meaning ascribed thereto in Section 5.1(g) hereof.

      "Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).

      "Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, that certain 20-story office building, two (2) free standing two-story restaurants and one (1) nine-story parking garage commonly known collectively as "One Buckhead Plaza" and all parking areas and facilities, improvements and fixtures located on the Land.

      "Initial Earnest Money" shall mean the sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00 U.S.).


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      "Inspection Period" shall mean the period expiring at 5:00 P.M. Eastern
Standard Time on July 13, 2000.

      "Intangible Property" shall mean all intangible property, if any, owned by Seller and related to the Land and Improvements, including without limitation, Seller's rights and interests, if any, in and to the following (to the extent assignable): (i) the name "One Buckhead Plaza," but not to "Buckhead Plaza",
(ii) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (v) all of Seller's right, title and interest in and to all assignable Operating Agreements that Purchaser agrees to assume (or is deemed to have agreed to assume).

      "Land" shall mean those certain tracts or parcels of real property located in the City of Atlanta, Fulton County, Georgia, which are more particularly described on EXHIBIT "A" attached hereto and made a part hereof, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.

      "Lease" and "Leases" shall mean the leases or occupancy agreements, including those in effect on the Effective Date which are more particularly identified on EXHIBIT "F" attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Land or Improvements.

      "Major Tenant" or "Major Tenants" shall mean Fitzgerald and Company, JC Bradford and Company, Niles Bolton Associates, Inc., Morgan Keegan & Company and Chops, Inc.

      "Management Agreement" shall have the meaning ascribed thereto in Section 4.1(f) hereof and is more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

      "MetLife" shall mean Metropolitan Life Insurance Company or its successors or assigns as the holder of the Existing Note and the Existing Mortgage.

      "MetLife Consents" shall have the meaning ascribed thereto in Section 3.8 hereof.

      "MetLife Loan Documents" shall mean the Existing Note, the Existing Mortgage, the Existing Assignment of Leases and the Existing Financing Statements.

      "Monetary Exception" or "Monetary Exceptions" shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, except the Existing Mortgage, the Existing Assignment of Leases and the Existing Financing Statements, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or


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any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located, and (e) any other encumbrance, exception or matter of record willfully granted by Seller after the Effective Date.

      "OPCC" shall mean Overseas Partners Capital Corp., a Delaware corporation to which Seller is successor by corporate name changes.

      "Operating Agreements" shall mean all those certain contracts and agreements more particularly described on EXHIBIT "H" attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the Closing Date, including, without limitation, all equipment leases.

      "Other Notices of Sale" shall have the meaning ascribed thereto in Section 5.1(s) hereof.

      "Permitted Exceptions" shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, (c) all matters of record affecting the Property as of the Effective Date, except such matters as shall be removed, satisfied or otherwise cured by Seller, at Seller's option, in accordance with
Section 3.4 hereof, (d) such other easements, restrictions and encumbrances that do not constitute Monetary Exceptions, provided that no encumbrance, exception or matter first appearing of record after the Effective Date shall be a Permitted Exception unless approved or deemed approved by Purchaser in accordance with this Agreement or otherwise approved in writing by Purchaser.

      "Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property, machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT "G" attached hereto and made a part hereof. The Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller's business.

      "Property" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Purchase Price" shall be the amount specified in Section 2.4 hereof.

      "Purchaser's Certificate" shall have the meaning ascribed thereto in
Section 5.2(d) hereof.

      "Rent Roll" shall mean EXHIBIT "F" attached to this Agreement and made a part hereof.

      "Security Deposits" shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to any of the Leases.


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      "Seller's Affidavit" shall mean the form of owner's affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as
SCHEDULE 6.

      "Seller's Certificate" shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 7.

      "Seller's Estoppel" shall mean the form of estoppel that may be executed and delivered by Seller at Closing in substantially the form attached hereto as
SCHEDULE 11, as contemplated in Section 6.1(d) hereof.

      "Shared MetLife Expenses" shall have the meaning ascribed thereto in
Section 3.8(b) hereof.

      "Survey" and "Surveys" shall have the meaning ascribed thereto in Section
3.4 hereof.

      "Taxes" shall have the meaning ascribed thereto in Section 5.4(a) hereof.

      "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as EXHIBIT "I".

      "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being understood and agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

      "Tenant Notices of Sale" shall have the meaning ascribed thereto in
Section 5.1(r) hereof.

      "Title Company" shall mean Commonwealth Land Title Insurance Company.

      "Title Commitment" shall have the meaning ascribed thereto in Section 3.4 hereof.

      "Title Policy" shall mean an owner's policy of title insurance issued by the Title Company to Purchaser in accordance with the Title Commitment, (i) dated the Closing Date, (ii) naming Purchaser as insured in the face amount of the Purchase Price, (iii) containing only the Permitted Exceptions as exceptions to title, and (iv) containing such endorsements requested by Purchaser as Title Company shall have agreed to issue prior to the end of the Inspection Period without conditions or requirements except such conditions or requirements as have been satisfied prior to the end of the Inspection Period.

      "Warranty Deed" shall mean the form of deed attached hereto as SCHEDULE 1.


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                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Agreement to Sell and Purchase. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the "Property"):

            (a) the Land;

            (b) the Improvements;

            (c) all of Seller's right, title and interest in and to the Leases and the Security Deposits;

            (d) the Personal Property; and

            (e) the Intangible Property.

      2.2 Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions.

      2.3 Earnest Money.

            (a) Within one (1) Business Day of the execution and delivery of this Agreement, Purchaser shall deliver the Initial Earnest Money to Escrow Agent by federal wire transfer or by Purchaser's check, payable to Escrow Agent, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement.

            (b) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. All interest and other income from time to time earned on the Initial Earnest Money and interest thereon shall be earned for the account of Purchaser, shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money and all such interest and other income.

      2.4 Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be SEVENTY-NINE MILLION THREE HUNDRED FIFTY-THREE THOUSAND FIVE HUNDRED AND NO/100 UNITED STATES DOLLARS ($79,353,500 U.S.). The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

            (a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing;


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            (b) Purchaser shall take title to the Property and assume, the outstanding principal indebtedness of the Existing Note secured as of the Closing Date, by the Existing Mortgage; and

            (c) An amount equal to the Purchase Price, less the amount equal to the outstanding principal indebtedness of the Existing Note, shall be paid by Purchaser to Seller through Escrow Agent in immediately available funds at the Closing, less the amount of the Earnest Money paid by Escrow Agent to Seller at Closing, and subject to prorations, adjustments and credits as otherwise specified in this Agreement.

      2.5 Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Initial Earnest Money, Purchaser shall deliver to Seller, concurrently with Purchaser's execution and delivery of this Agreement to Seller, Purchaser's check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

      2.6 Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held on any date on or before July 31, 2000. Subject to the foregoing, the Closing shall take place at the offices of Escrow Agent, and at such specific time and date (the "Closing Date") as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing.

                                    ARTICLE 3

                    PURCHASER'S INSPECTION AND REVIEW RIGHTS

      3.1 Due Diligence Inspections.

            (a) From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property to perform due diligence, soil analysis and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing except for the nine (9) geoprobes specified in EXHIBIT "J" at certain locations approved by Seller. Purchaser covenants and agrees that all soil and groundwater samples shall be analyzed for only those compounds and parameters specified in EXHIBIT "J" and no others. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases at the Property and, in each case, in compliance with Seller's rights and obligations as landlord under the Leases. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any


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      kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser's expense. Seller reserves the right to have a representative present at the time of making any such inspection. Purchaser shall notify Seller not less than one (1) Business Day in advance of making any such inspection.

            (b) If the Closing is not consummated hereunder, Purchaser shall promptly and as a condition to the refund of the Earnest Money, deliver copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections to Seller; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise.

            (c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage caused by Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such inspection and other than any expense, loss or damage resulting from the discovery or release of any Hazardous Substances at the Property (other than Hazardous Substances brought on to the Property by Purchaser or its representatives, agents or contractors, or any release of Hazardous Substances resulting from the negligence of Purchaser or its representatives, agents or contractors). Said indemnification agreement shall survive the Closing and any earlier termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain public liability insurance and property damage insurance in an amount not less than $2,000,000 and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser's behalf.

      3.2 Seller's Deliveries to Purchaser; Purchaser's Access to Seller's Property Records.

            (a) Seller has delivered to Purchaser, and Purchaser acknowledges receipt of, the following:

                  (i) Copies of current Property tax bills and assessor's
            statements of current assessed value.

                  (ii) Copies of Property operating statements for the past 24 months.

                  (iii) 2000 Operating Plan.


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                  (iv) Copies of all Leases, guarantees, any amendments and
            letter agreements relating thereto existing as of the Effective Date and all operating covenants, reciprocal easement agreements which have been executed or added to existing agreements since January 1, 1999.

                  (v) An aged tenant receivable report, if any, regarding income from the tenants.

                  (vi) Monthly tenant, tax and CAM billing statements and
            general ledger for the past 24 months.

                  (vii) All Operating Agreements currently in place at the
            Property.

            (b) From the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to Seller's existing books, records and files relating to the Property, at Seller's on-site management office at the Property and at Seller's office at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in Seller's possession), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any records, reports, notices, test results or other information in Seller's possession relating to the environmental condition of the Property other than the Existing Environmental Reports. Purchaser acknowledges and agrees, however, that Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy or adequacy or otherwise of any of such records, evaluations, data, investigations, reports, cost estimates or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly (and as a condition to the refund of the Earnest Money) return all copies of materials copied from Seller's books, records and files relating to the Property. It is understood and agreed that Seller shall have no obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in Seller's possession. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in Seller's possession:

                  (i) Tenant Information. Copies of the Leases and any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors, if any), written information relative to the tenants' payment histories, and tenant correspondence, to the extent Seller has the same in its possession;

                  (ii) Plans. Construction plans and specifications in Seller's possession or under Seller's control relating to the development, condition, repair and maintenance of the Property, the Improvements and the Personal Property;

                  (iii) Permits; Licenses. Copies of any permits, licenses, or other similar documents in Seller's possession or under Seller's control relating to the use, occupancy or operation of the Property; and

                  (iv) Operating Costs and Expenses. All records of any
            operating costs and expenses for the Property in Seller's possession or under Seller's control.

      3.3 Condition of the Property.

            (a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an "AS IS" condition and "WITH ALL FAULTS," known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property.

      (b) To the fullest extent permitted by law and except for any matter deliberately caused by Seller during Seller's ownership of the Property, Purchaser hereby unconditionally waives and forever releases Seller, and its officers, directors, shareholders and employees from any present or future claims arising from or relating to the presence or alleged presence of Hazardous Substances in, on, in, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law. The terms and provisions of this paragraph shall survive the Closing hereunder.

      3.4 Title and Survey. Promptly upon execution of this Agreement, Purchaser may order at its expense, from the Title Company a preliminary title commitment with respect to the Property (the "Title Commitment"). Purchaser shall direct the Title Company to send a copy of the Title Commitment to Seller contemporaneously with the delivery thereof to Purchaser. Promptly upon execution of this Agreement, Purchaser may arrange, also at its expense, for the preparation of one or more surveys with respect to the Property and each portion thereof (each and together, the "Survey"). Purchaser likewise shall make copies of any such Survey available to Seller prior to Closing. Purchaser shall have until fifteen (15) days prior to the end of the Inspection Period to give written notice (the "First Title Notice") to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in any Survey or otherwise in Purchaser's examination of title, which First Title Notice shall include a copy of the Title Commitment if not previously furnished to Seller by Title Company or Purchaser and a copy of any Survey referenced in the Title Commitment and not previously furnished to Seller. If no First Title Notice is so given, then the status of title as the same existed on the effective date of the Title Commitment shall be deemed acceptable to Purchaser. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice of exceptions to title first appearing of record after the effective date of the Title Commitment (or any update thereof) or matters of survey which would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to the effective date of the initial Title Commitment or the initial Survey. Seller shall have the right, but not the obligation (except as to Monetary Exceptions), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser's First Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of Seller's election with respect to such objections. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Exceptions). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Exceptions, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Exceptions, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, or (ii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of Seller's election not to attempt to cure any objection or of Seller's determination, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Exceptions at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose.

      3.5 Operating Agreements. Prior to fifteen (15) days prior to the expiration of the Inspection Period, Purchaser will designate which Operating Agreements Purchaser will assume and which Operating Agreements will be terminated by Seller at Closing. Purchaser will assume the obligations arising from and after the Closing Date under those Operating Agreements which Purchaser has designated will not be terminated. Seller, at Purchaser's sole cost, shall terminate at Closing all Operating Agreements that are not so assumed, to the extent any relates to the Property. If Purchaser fails to notify Seller in writing on or prior to the expiration of the Inspection Period of any Operating Agreements that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Operating Agreements and to have waived its right to require Seller to terminate such Operating Agreements at Closing.

      3.6 Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's permitted assignee. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the

Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this
Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement except for such obligations which are intended expressly to survive a termination hereof. If Purchaser does not affirmatively elect to so terminate this Agreement prior to the expiration of the Inspection Period then this Agreement shall automatically terminate.

      3.7 Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser's engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any of Seller's representatives or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of Seller's books, records and files in respect of the Property, or otherwise (collectively, the "Due Diligence Material") shall be used solely for the purpose of determining whether the Property is suitable for Purchaser's acquisition and ownership thereof and for no other purpose whatsoever. All Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser's potential acquisition thereof; provided however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure or use of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. If Purchaser elects to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive the Closing and any earlier termination of this Agreement.

      3.8 Provisions Regarding Ability to Assume Existing Note and Existing Mortgage.

      (a) MetLife Consents. Purchaser and Seller acknowledge that without the written consent of MetLife, the conveyance of the Property by Seller to Purchaser will be a default under the MetLife Loan Documents. Seller and Purchaser covenant and agree to cooperate and use their commercially reasonable efforts during the Inspection Period to procure from MetLife such consents and/or estoppel statements and the release of Seller for liability under the Existing Environmental Indemnity for events occurring after Closing (and the substitution of Purchaser, by assumption or execution and delivery of a new indemnity document, for such liability for events occurring after Closing) (the "MetLife Consents") as Seller or Purchaser shall reasonably request so that the purchase and sale of the Property in accordance with this Agreement can be effected without causing a default under the MetLife Loan Documents, including without limitation, the preparation and delivery to MetLife of such financial statements, operating histories and other information as MetLife may reasonably request with respect to Purchaser and its proposed ownership, management and operation of the Property after Closing. Notwithstanding the foregoing, except as set forth in Section 3.8(b) below and except for MetLife's reasonable costs and expenses incurred as a result of such transfer (which shall be paid by Purchaser), neither Seller nor Purchaser shall be required to pay any assumption or transfer fee, pay down any outstanding amount of the Existing Note, agree to effect any improvement or modification to the Property or establish any reserve therefor, or modify any of the MetLife Loan Documents in any economically material manner (other than Purchaser's modifications of the MetLife Loan to increase the outstanding amount thereof at Purchaser's request) in order to obtain the MetLife Consents.

      (b) MetLife Status and Certain Fees and Expenses. Purchaser and Seller further acknowledge that a preliminary discussion among Purchaser, Seller and a MetLife representative indicates that MetLife will favorably consider and grant
(i) Purchaser and Seller's request that MetLife approve the conveyance of the Property to, and the assumption of the MetLife Loan by, Purchaser, and (ii) Purchaser's request that, contemporaneously with Purchaser's assumption of the MetLife Loan, MetLife increase the outstanding amount of the MetLife Loan by approximately $7,500,000.00, provided that MetLife is paid a loan assumption fee of $100,000.00 plus the reasonable costs and expenses incurred by MetLife as a result of the transfer of the Property and the costs and expenses required by MetLife to effect the increase in the MetLife Loan (including, without limitation, all intangible taxes, recording expenses, title insurance premiums, due diligence costs, legal fees and other expenses resulting from such transfer and increase in the MetLife Loan amount). Purchaser and Seller agree that if MetLife grants the requests set forth in (i) and (ii) above, (1) Purchaser shall pay (without reduction in or credit against the Purchase Price) any loan assumption and/or other fee or fees charged by MetLife with respect to the assumption or increase in the MetLife Loan and said reasonable costs and expenses incurred by MetLife as a result of the transfer of the Property (collectively, the "Shared MetLife Expenses") up to but not in excess of $100,000.00, and the costs and expenses required by MetLife to effect the increase in the MetLife Loan and which are attributable solely to the increase in the MetLife Loan and are not attributable solely to the assumption of the MetLife Loan (including, without limitation, intangible taxes, recording expenses and title insurance premiums); (2) Seller shall pay up to but not in excess of the next $50,000.00 of Shared MetLife Expenses; and (3) if the Shared MetLife Expenses exceed $150,000.00 and this Agreement is not terminated pursuant to Section 3.9(b) hereof, then Purchaser and Seller each shall pay one-half (1/2) of the Shared MetLife Expenses in excess of $150,000.00.

      3.9 Failure to Obtain MetLife Consents.

      (a) Unsatisfactory MetLife Consents. If MetLife Consents satisfactory to Purchaser and Seller have not been obtained prior to the expiration of the Inspection Period, then within ten (10) days after written notice from either of Purchaser or Seller to the other indicating such unsatisfactory status, Purchaser shall elect by written notice to Seller either (i) to terminate this Agreement, or (ii) to effect the Closing by paying the Purchase Price in full at Closing, subject to prorations, adjustments and credits as specified in this Agreement, without an assumption of the MetLife Loan, in which event the Purchase Price shall be increased by the amount of any prepayment fee or premium required by MetLife to prepay the MetLife Loan in full, and the MetLife Loan Documents shall be deemed Monetary Exceptions (and not Permitted Exceptions) and the MetLife Loan shall be paid in full by Seller from proceeds of the Purchase Price at the Closing. Any failure by Purchaser to elect (i) or (ii) immediately above within said ten (10) day period shall be deemed an election to terminate this Agreement and this Agreement shall automatically terminate upon expiration of such ten (10) day period.

      (b) Excess Shared MetLife Expenses. Purchaser and Seller agree that if the Shared MetLife Expenses exceed $150,000.00, either party may terminate this Agreement by written notice to the other; provided, however, that any such notice of termination may be cancelled by the recipient thereof by written notice from such recipient to the giver of the termination notice within three
(3) Business Days after such termination notice that such recipient has elected to pay all the Shared MetLife Expenses in excess of $150,000.00.

                                    ARTICLE 4

                REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

      4.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

            (a) Organization, Authorization and Consents. Seller is a duly organized and validly existing corporation under the laws of the State of Delaware. Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

            (b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

            (c) No Violations of Agreements. Provided the consent of MetLife, as holder of the MetLife Loan Documents, is obtained for the conveyance of the Property to Purchaser, neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

            (d) Litigation. Seller has received no written notice that any investigation, action or proceeding is pending or threatened with respect to the Property except as may be set forth on EXHIBIT "L" attached hereto.

            (e) Existing Leases. (i) Other than the Leases listed in the Rent Roll, since January 1, 1999, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing;
      (ii) the copies of the Leases entered into after January 1, 1999 and heretofore delivered by Seller to Purchaser and, to Seller's knowledge, the copies of all other Leases heretofore delivered by Seller to Purchaser, are true, correct and complete copies thereof; and (iii) to Seller's knowledge, the Leases have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between Seller and the tenants thereunder.

            (f) Leasing Commissions. (i) During Seller's ownership of the Property, Seller has not entered into (or caused any other party to enter into on behalf of Seller), as a party thereto, any lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than those Commission Agreements disclosed in item I of EXHIBIT "C" attached hereto, and (ii) there are no agreements relating to the management and leasing of the Property other than as disclosed on said EXHIBIT "C" (the "Management Agreement"); and all leasing commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements and the Management Agreement, as of the date hereof and at the Closing have been or shall be paid in full (except those leasing commissions for which Purchaser shall receive a credit at Closing in accordance with
      Section 5.4(d) hereof); and upon the written request of Purchaser, Seller shall terminate the Management Agreement at Closing at no cost to Purchaser. Notwithstanding anything to the contrary contained herein, Purchaser shall be responsible for the payment of all leasing commissions payable for (A) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (B) the renewal, expansion or extension of any Leases existing as of the Effective Date and exercised or effected after the Effective Date, and C) the Scripps lease of Suite 965; and Purchaser shall pay to the manager under the Management Agreement leasing commissions with respect to leases entered into (or expansions, renewals or extensions effected) by Purchaser within ninety
      (90) days after the Closing Date with the tenants or prospective tenants listed in item IV of EXHIBIT "C" hereto and approved by Purchaser.

            (g) Taxes and Assessments. Except as set forth on EXHIBIT "K" attached hereto, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

            (h) Environmental Matters. Except as may be set forth in the Existing Environmental Reports or in any other Due Diligence Material or as otherwise disclosed by Seller, Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of any Environmental Law with respect to the Property, nor to Seller's knowledge has Seller received any written notice that any governmental or quasi-governmental authority is contemplating an investigation of the Property, with respect to a violation or suspected violation of any Environmental Law.

            (i) Compliance with Laws. To Seller's knowledge, Seller has received no written notice alleging any violations of law, municipal or county ordinances, or other legal requirements with respect to the Property or any portion thereof.

            (j) Easements and Other Agreements. To Seller's knowledge, Seller has not received any written notice of Seller's default in complying with the terms and provisions of any of the covenants, conditions, restrictions or easements constituting a Permitted Exception.

            (k) Other Agreements. Except for the Leases, the Commission Agreements, the Management Agreement, the Operating Agreements to which Seller is a party and the Permitted Exceptions, there are no leases, Operating Agreements, management agreements, brokerage agreements, leasing agreements or, to Seller's knowledge, other agreements or instruments which have been entered into by Seller and remain in force or effect that grant to any person or any entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume).

            (l) Seller Not a Foreign Person. Seller is not a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

            (m) Seller has received no written notice of the commencement of any proceedings for taking by condemnation or eminent domain of any part of the Property.

            (n) Seller has no employees to whom Purchaser will have any obligation after the Closing.

            (o) Seller is the owner of the Property.

            (p) To Seller's knowledge, each of the deliveries of Seller to Purchaser pursuant to Section 3.2 hereof is complete in all material respects.

      The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date, subject to Seller's right to update such representations and warranties by written notice to Purchaser and in Seller's certificate to be delivered pursuant to Section 5.1(i) hereof. All representations and warranties made in this Agreement by Seller shall survive the Closing for a period of two hundred seventy (270) days, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser gives Seller written notice prior to the expiration of said two hundred seventy (270) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice.

      Notwithstanding anything to the contrary contained in this Section 4.1, Seller shall have no liability to Purchaser for the breach of any representation or warranty made in this Agreement unless the loss resulting from Seller's various breaches of its representations and warranties exceeds, in the aggregate, $200,000, in which event Seller shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Seller's total liability for any such breach or breaches exceed, in the aggregate, Five Million and 00/100 Dollars ($5,000,000 US). In no event shall Seller be liable for, nor shall Purchaser seek, any consequential, indirect or punitive damages; and in no event shall any claim for a breach of any representation or warranty of Seller be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Purchaser prior to the Closing.

      Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on Seller's behalf or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on Seller's behalf. Purchaser has inspected the Property and is fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property its "as is" condition, "with all faults," on the Closing Date. The provisions of the foregoing three (3) paragraphs of this Section shall survive the Closing.

      4.2 Knowledge Defined. All references in this Agreement to the "knowledge of Seller" shall refer only to the actual knowledge of Marie Kastens and Ignacio de Quesada. Seller represents and warrants that the aforementioned individuals are employees in Seller's organization in the capacities of Atlanta properties' General Manager and Asset Manager, respectively, and as such should be the most knowledgeable about the Property. The term "knowledge of Seller" shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, Seller's property manager, or any affiliate of either of them, or to any other officer, agent, manager, representative or employee of Seller or said property manager, or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.

      4.3 Covenants and Agreements of Seller.

            (a) Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or terminate, any of the existing Leases without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given after Seller's written request therefor, each of which requests shall be accompanied by a copy of any renewal or expansion of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs associated with such proposed renewal or expansion of an existing Lease or with any such new Lease. If Purchaser fails to notify Seller in writing of its approval or disapproval within said five
      (5) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. Seller agrees that Purchaser shall not be deemed to be acting unreasonably if Purchaser withholds its consent or approval under this Section 4.3(a) because the prospective tenant (or its principals) have ever been the subject of any bankruptcy, reorganization or insolvency proceeding or any criminal charges or proceedings, or because Purchaser has had any prior adverse experience with the prospective tenant (or its principals), or because proposed lease terms fail to meet the following: (i) minimum base rent of $26.00 per square foot for full service gross leases, (ii) minimum annual escalations in base rent of 3%, (iii) minimum 5 year term, (iv) maximum tenant improvement allowance of $10 per square foot on new Leases, or $5 per square foot on renewals, and (v) maximum leasing commissions of 7% on new Leases, or 6% on renewals. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs and leasing commissions pursuant to a renewal or expansion of any existing Lease or new Lease approved (or deemed approved) which Purchaser has expressly agreed hereunder to assume.

            (b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on 30 day (or less) notice.

            (c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller's past practices, and shall maintain the Property in its condition as of the date hereof, reasonable wear and tear excepted, provided that Seller shall have no obligation to make any capital improvement or repair.

            (d) Tenant Estoppel Certificates. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "I" signed by each tenant under each of the Leases; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(d) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificates (Seller having used its good faith efforts as set forth above) be a default of Seller hereunder.

            (e) MetLife Loan Documents. During the pendency of this Agreement, Seller shall not amend or modify any of the MetLife Loan Documents without the prior written consent of Purchaser.

      4.4 Representations and Warranties of Purchaser.

            (a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing partnership under the laws of the State of Delaware. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

            (b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

            (c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

            (d) Litigation. Purchaser has received no written notice that any action or proceeding is pending or threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

      The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Seller and in Purchaser's certificate to be delivered pursuant to
Section 5.2(d) hereof. All representations and warranties made in this Agreement by Purchaser shall survive the Closing for a period of two hundred seventy (270) days, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Seller gives Purchaser written notice prior to the expiration of said two hundred seventy
(270) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice.

                                    ARTICLE 5

                CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

      5.1 Seller's Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser through Escrow Agent at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

            (a) Warranty Deed. A limited warranty deed to the Property, in the form attached hereto as SCHEDULE 1 (the "Warranty Deed"), subject only to the Permitted Exceptions, and executed, acknowledged and sealed by Seller. The legal descriptions of the Property set forth in said warranty deed shall be based upon and conform to the applicable record title legal description contained in Seller's vesting deed;

            (b) Quitclaim Deed. If requested by Purchaser, one or more quitclaim deeds to the Property (or any portion or portions thereof), in form and substance reasonably satisfactory to Seller, and executed, acknowledged and sealed by Seller;

            (c) Bill of Sale. A bill of sale for the Personal Property related to the Property, in form attached hereto as SCHEDULE 2 (the "Bill of Sale"), without warranty as to the condition of the Personal Property;

            (d) Assignment and Assumption of Leases and Security Deposits. Two
      (2) counterparts of an assignment and assumption of Leases and Security Deposits and, to the extent required elsewhere in this Agreement, the obligations of Seller under the

      Commission Agreements in the form attached hereto as SCHEDULE 3 (the "Assignment and Assumption of Leases"), executed, acknowledged and sealed by Seller;

            (e) Updated Rent Roll. An update of the Rent Roll (with modifications as appropriate), certified by Seller to be accurate in all material respects as of the date of Closing;

            (f) Assignment and Assumption of Operating Agreements. Two (2) counterparts of an assignment and assumption of Operating Agreements in the form attached hereto as SCHEDULE 4 (the "Assignment and Assumption of Operating Agreements"), executed, acknowledged and sealed by Seller;

            (g) General Assignment. An assignment of the Intangible Property in the form attached hereto as SCHEDULE 5 (the "General Assignment"), executed, acknowledged and sealed by Seller;

            (h) Seller's Affidavit. An owner's affidavit substantially in the form attached hereto as SCHEDULE 6 ("Seller's Affidavit"), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenants under the Leases, that there are no brokers except as disclosed herein, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety (90) days prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

            (i) Seller's Certificate. A certificate in the form attached hereto as SCHEDULE 7 ("Seller's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller's representations, warranties, and agreements set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

            (j) FIRPTA Certificate A FIRPTA Certificate in the form attached hereto as SCHEDULE 8;

            (k) Withholding Affidavit. An affidavit with respect to Seller in the form attached hereto as SCHEDULE 9, to establish its residency in the State of Georgia as contemplated by Georgia law such that the proceeds of the sale of the Property are not subject to the withholding laws of the State of Georgia;

            (l) Evidence of Authority Such documentation as may reasonably be required by Purchaser's Title Insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;

            (m) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

            (n) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession or control of Seller to the extent not theretofore delivered to Purchaser;

            (o) Certificates of Occupancy. To the extent the same are in Seller's possession or under Seller's control, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

            (p) Leases. To the extent the same are in Seller's possession or under Seller's control, original executed counterparts of the Leases;

            (q) Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates;

            (r) Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Tenant Notices of Sale"), which Purchaser shall send to each tenant under the Leases informing such tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's interest in the Leases and the Security Deposits and directing that all rent and other sums payable for periods after the Closing under such Lease shall be paid as set forth in said notices;

            (s) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the "Other Notices of Sale"), which Purchaser shall send to each service provider and leasing agent under the Operating Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's obligations under the Operating Agreements and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Operating Agreements and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

            (t) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other books and records relating to the Property in Seller's possession; and

            (u) Other Documents. Such other documents as shall be reasonably requested by Purchaser's title insurer to effectuate the purposes and intent of this Agreement.

      5.2 Purchaser's Closing Deliveries. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

            (a) Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed, acknowledged and sealed by Purchaser;

            (b) Assignment and Assumption of Operating Agreements. Two (2) counterparts of the Assignment and Assumption of Operating Agreements, executed, acknowledged and sealed by Purchaser;

            (c) General Assignment. Two (2) counterparts of the General Assignment, executed, acknowledged and sealed by Purchaser;

            (d) Purchaser's Certificate. A certificate in the form attached hereto as SCHEDULE 10 ("Purchaser's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations, warranties and agreements contained in
      Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

            (e) Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(r) hereof;

            (f) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to Service Contractors and Leasing Agents, as contemplated in Section 5.1(s) hereof;

            (g) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

            (h) Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

            (i) Other Documents. Such other documents as shall be reasonably requested by Seller's counsel to effectuate the purposes and intent of this Agreement.

      5.3 Closing Costs. Seller shall pay the cost of the documentary stamps or transfer taxes imposed by the State of Georgia upon the conveyance of the Property pursuant hereto, the attorneys' fees of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the cost of any owner's title insurance premium and title examination fees, the cost of the Survey, all recording fees on all instruments to be recorded in connection with this transaction, the attorneys' fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Property and in closing and consummating the purchase and sale of the Property pursuant hereto.

      5.4 Prorations and Credits. The items in this Section 5.4 shall be prorated between Seller and Purchaser or credited, as specified:

            (a) Taxes. All general real estate taxes imposed by any governmental authority ("Taxes") for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the prior year's tax bill.

            (b) Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall prepare and present to Seller a calculation of the reproration of such Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser's calculation and appropriate back up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser's books and records related to the Property to confirm the calculation. The provisions hereof shall survive the Closing for a period of one (1) year after the Closing Date.

            (c) Rents, Income and Other Expenses. Rents and any other amounts payable by tenants shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser's review and approval prior to Closing. Purchaser shall receive at Closing a credit for Purchaser's pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments payable for the month of Closing and for all other rents and other amounts that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by tenants under their respective Leases that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenants shall be applied first to any current amounts owing by such tenants, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Leases or any portion thereof, which are delinquent or past due as of the Closing Date. Any reimbursements payable by any tenant under the terms of any tenant lease affecting the Property as of the Closing Date, which reimbursements pertain to such tenant's pro rata share of increased operating expenses incurred with respect to the Property at any time prior to the Closing, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of Seller and Purchaser's respective ownership of the Property during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to Seller Seller's pro rata portion of such reimbursements within thirty (30) days after Purchaser's receipt thereof. Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Purchaser's demand therefor, pay to Purchaser any amount equal to Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Purchaser shall receive at Closing a credit for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases, together with a detailed inventory of such Security Deposits certified by Seller in the updated Rent Roll to be delivered by Seller at Closing. Personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, interest accrued but unpaid under the Existing Note and normally prorated operating expenses actually paid or payable as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such rents, taxes or charges which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. In addition, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses under the Leases (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. The provisions of this
      Section 5.4 shall survive the Closing.

            (d) Tenant Inducement Costs. Set forth on EXHIBIT "M" attached hereto and made a part hereof is a list of tenants at the Property with respect to which Tenant Inducement Costs and/or leasing commissions have not been paid in full as of the Effective Date. Seller shall pay all such Tenant Inducement Costs and leasing commissions set forth in EXHIBIT "M" as and when the same are due and payable. If said amounts have not been paid in full on or before Closing, Purchaser shall receive a credit against the cash portion of the Purchase Price in the aggregate amount of all such Tenant Inducement Costs and leasing commissions remaining unpaid at Closing, and Purchaser shall assume the obligation to pay amounts payable after Closing up to the amount of such credit received at Closing. Except as may be specifically provided to the contrary elsewhere in this Agreement, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing) (i) as a result of any renewals or extensions or expansions of existing Leases approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof between the Effective Date and the Closing Date and under any new Leases, approved or deemed approved by Purchaser in accordance with said Section 4.3(a), and (ii) subject to receiving a credit at Closing for the aggregate unpaid amount of Tenant Inducement Costs and leasing commissions due as set forth on EXHIBIT "M" hereto, all Tenant Inducement Costs and leasing commissions that first become due and payable after Closing.

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

      6.1 Conditions Precedent to Purchaser's Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

            (a) Seller shall have delivered to Escrow Agent all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including, but not limited to Section 5.1 hereof;

            (b) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

            (c) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1(i) hereof);

            (d) Tenant Estoppel Certificates executed by tenants occupying not less than eighty percent (80%) of the aggregate net rentable square footage of all of the Improvements located on the Property (including, without limitation, Tenant Estoppel Certificates executed by each of the Major Tenants), with each such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "I", (ii) to be dated within thirty (30) days prior to the originally scheduled Closing Date,
      (iii) to confirm the material terms of the applicable Lease, as contained in the copies of the Leases obtained by or delivered to Purchaser, and
      (iv) to confirm the absence of any material defaults under the applicable Lease. The delivery of said Tenant Estoppel Certificates shall be a condition of Purchaser's obligations at Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates, provided Seller has used its good faith efforts to obtain the same, shall not constitute a default by Seller under this Agreement. Notwithstanding anything to the contrary contained herein, in the event that Seller has been unable to obtain and deliver to Purchaser by Closing Tenant Estoppel Certificates meeting the requirements set forth above, then, at the option of Seller, this condition to Closing may be satisfied by Seller's execution and delivery to Purchaser at Closing in favor of Purchaser, on behalf of any one or more tenants who are not Major

      Tenants which have failed to provide the required Tenant Estoppel Certificate an estoppel certificate substantially in the form attached hereto as SCHEDULE 11 ("Seller's Estoppel") (provided that Seller Estoppels cannot be delivered with respect to tenants occupying more than ten percent (10%) of the aggregate net rentable square footage of all of the Improvements; and provided that Seller's liability under any such Seller's Estoppel so executed and delivered by Seller to Purchaser at Closing shall cease and terminate upon the receipt by Purchaser after Closing of a duly executed Tenant Estoppel Certificate from the tenant under the applicable Lease covered in such Seller's Estoppel.

            (e) Title Company shall be irrevocably committed to deliver the Title Policy to Purchaser.

In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) on or before the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given at any time at or prior to the Closing Date, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

      6.2 Conditions Precedent to Seller's Obligations. The obligations of Seller hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Seller in its sole discretion by written notice to Purchaser at or prior to the Closing Date:

            (a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

            (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including, but not limited to Section 5.2 hereof;

            (c) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

            (d) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2(d) hereof).

                                    ARTICLE 7

                            CASUALTY AND CONDEMNATION

      7.1 Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. For purposes of this Agreement, the term "immaterial damage or destruction" shall mean such instances of damage or destruction: (i) which can be repaired or restored at a cost of $500,000.00 or less; (ii) which can be restored and repaired within sixty (60) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any Major Tenant to terminate its Lease on account of such damage or destruction; and (iv) in which Seller's rights under its rent loss insurance policy covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

      In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to terminate this Agreement. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from Seller's insurers. For purposes of this Agreement "material damage or destruction" shall mean all instances of damage or destruction that are not immaterial, as defined herein.

      7.2. Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and Purchaser may by written notice to Seller given within thirty (30) days after the receipt of such notice from

Seller, elect to cancel this Agreement. If Purchaser fails to respond to Seller's notice within ten (10) days after receipt thereof, Purchaser shall be deemed to have elected to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. If Purchaser does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as hereinabove provided, Purchaser shall be permitted to participate in the proceedings as if Purchaser were a party to the action. Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.

                                    ARTICLE 8

                              DEFAULT AND REMEDIES

      8.1 Purchaser's Default. If Purchaser defaults in its obligations at Closing, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser's default, and that said Earnest Money is a reasonable estimate of Seller's probable loss in the event of default by Purchaser. Seller's retention of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to Purchaser's obligations under Sections 3.1(c), 3.7 and 10.1 of this Agreement. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller's actual damages or that its retention to Seller constitutes a penalty and not agreed upon and reasonable liquidated damages; provided, however, that the foregoing shall not waive or release any right of Purchaser to sue Seller or seek or claim any such refund on any other grounds.

      8.2 Seller's Default. If Seller defaults in its obligations at Closing, Purchaser shall be entitled, as its sole remedy, either (a) to terminate this Agreement and receive the return of the Earnest Money from Escrow Agent, and, if such default by Seller was a willful default, sue Seller for Purchaser's actual damages up to $100,000; or (b) to enforce specific performance of Seller's obligation to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which the Closing was to have occurred.

                                    ARTICLE 9

                                   ASSIGNMENT

      9.1 Assignment. This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other; provided that Purchaser may make one assignment of this Agreement to a newly formed title holding entity which is wholly owned by Purchaser. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

                                   ARTICLE 10

                              BROKERAGE COMMISSIONS

      10.1 Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Hamptons International Group ("Broker") pursuant to a separate agreement between Seller and Broker. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall survive the Closing or any earlier termination of this Agreement.

                                   ARTICLE 11

                                  MISCELLANEOUS

      11.1 Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

      PURCHASER:              CB Richard Ellis Strategic Partners, L.P.
                              865 South Figueroa Street
                              Suite 3500
                              Los Angeles, California 90017
                              Attention: Michael E. Burrichter
                              Facsimile: (213) 683-4301

      with a copy to:         Mayer, Brown & Platt
                              350 S. Grand Avenue, 25th Floor
                              Los Angeles, CA 90071
                              Attention: Kevin A. Corbett
                              Facsimile: 213-625-0248

      SELLER:                 Overseas Capital Co.
                              115 Perimeter Center Place
                              Suite 940
                              Atlanta, Georgia  30346
                              Attention: Michael J. Molletta
                              Facsimile: (770) 913-6750

      with a copy to:         Troutman Sanders LLP
                              Suite 5200
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia  30308-2216
                              Attention:  James W. Addison
                              Facsimile:  (404) 962-6500

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the day of transmission of such notice and confirmation of such transmission.

      11.2 Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenants under the Leases, shall be delivered by Seller to Purchaser on the Closing Date.

      11.3 Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

      11.4 Publicity. The parties agree that prior to the Closing no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. The parties further agree that after the Closing, no party shall, with respect to this Agreement and the transactions contemplated hereby, make any public announcements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto unless such announcement, release or information does not disclose the material terms of this Agreement or the documents executed at Closing (including, without limitation, the Purchase Price or other compensation paid) and, in no event, shall any such announcement, release or information disclose the name of Seller without Seller's prior written approval.

      11.5 Discharge of Obligations. The acceptance by Purchaser of Seller's Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

      11.6 Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

      11.7 Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      11.8 Sale Notification Letters. Promptly following the Closing, Purchaser shall deliver to the Tenant Notices of Sale to each of the respective tenants under the Leases and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Operating Agreements and Commission Agreements Purchaser has assumed at Closing. The provisions of this section shall survive the Closing.

      11.9 Survival. The provisions of this Article 11 and the provisions of Sections 3.1(c), 3.3, 3.7, 5.1, 5.2, 5.4, 6.1(d) and 10.1 shall survive the
Closing to the extent provided in this Agreement and any earlier termination of this Agreement and shall not be merged into the execution and delivery of the Warranty Deed.

      11.10 General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by both Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Georgia. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

      11.11 Attorneys' Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.

      11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

      11.13 Other Potential Purchasers. For so long as this Agreement remains in effect, Seller agrees (i) not to enter into negotiations or discussions for the purchase and sale of the Property with any third party, and (ii) not to distribute any of the Due Diligence Materials to any third party which has expressed an interest in purchasing the Property.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

                                    SELLER:

                                    OVERSEAS CAPITAL CO.,
                                    a Delaware corporation and successor by
                                    corporate name changes to Overseas Partners
                                    Capital Corp.


                                    By:   /s/ Michael J. Molletta
                                          ------------------------------
                                    Name: Michael J. Molletta
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------
                                                (CORPORATE SEAL)

                       [Signatures continued on next page]

                        [Signatures continued from previous page]

                                    PURCHASER

                                    CB RICHARD ELLIS STRATEGIC
                                    PARTNERS, L.P., a Delaware limited
                                    partnership, its sole member

                                    By:   CB Richard Ellis Partners, L.L.C., a
                                          Delaware limited liability company,
                                          its sole general partner

                                          By: /s/ Michael E. Burrichter
                                             ---------------------------
                                          Name: Michael E. Burrichter
                                                ------------------------
                                          Title: Vice President
                                                ------------------------


                                          By:
                                             ---------------------------
                                          Name:
                                                ------------------------
                                          Title:
                                                ------------------------

                              FIRST AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

        THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this "First Amendment") is entered into as of July ___, 2000, by and between OVERSEAS CAPITAL CO., a Delaware corporation ("Seller"), and CB RICHARD ELLIS STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("Purchaser"), with reference to the following Recitals:

                               R E C I T A L S:
                               ---------------

        A. Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Property dated as of May 29, 2000 (the "Original Agreement"). All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement unless the context clearly indicates otherwise. References to "the Agreement" or "this Agreement" in the Original Agreement or in this First Amendment shall mean and refer to the Original Agreement, as amended by this First Amendment.

        B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Title and Survey.  Seller and Purchaser desire to extend the period during
    ----------------
    which Seller may object to title and survey matters until the end of the Inspection Period. Accordingly, the fifth sentence of Section 3.4 of the
                                                          -----------
    Original Agreement is hereby amended by deleting the phrase "fifteen (15) days prior to" in such sentence.

2.  Conditions Precedent to Purchaser's Obligations.  Seller and Purchaser
    -----------------------------------------------
    desire to extend the period during which the Tenant Estoppel Certificates must be dated. Accordingly, Section 6.1(d)(ii) is hereby deleted in its
                                ------------------
    entirety and replaced with the following: "(ii) to be dated within sixty
    (60) days prior to the originally scheduled Closing Date,".

3.  Effect of this First Amendment.  Except as amended and/or modified by this
    ------------------------------
    First Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Original Agreement shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Original Agreement, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all terms and provisions of the Original Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

4.  Counterparts.  This First Amendment may be executed in any number of
    ------------
    counterparts, each of which shall be deemed any original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

                           [Signatures on next page]

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this First Amendment as of the date first above written.

SELLER:                        OVERSEAS CAPITAL CO.,
                               a Delaware corporation and successor by corporate name changes to Overseas Partners Capital Corp.

                               By:  /s/ Michael J. Molletta
                                   ----------------------------
                                   Name:  Michael J. Molletta
                                   Its:  Vice President

PURCHASER:                     CB RICHARD ELLIS STRATEGIC PARTNERS, L.P.,
                               a Delaware limited partnership

                               By:  CB Richard Ellis Partners, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:  /s/ Michael E. Burrichter
                                        ----------------------------------
                                        Name: Michael E. Burrichter
                                              ----------------------------
                                        Its:  Vice President
                                             -----------------------------


                                    By:
                                        ----------------------------------
                                        Name:
                                              ----------------------------
                                        Its:
                                             -----------------------------

                              SECOND AMENDMENT TO
               AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

     THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this "Second Amendment") is entered into as of July 13, 2000, by and between OVERSEAS CAPITAL CO., a Delaware corporation ("Seller"), and CB RICHARD ELLIS STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("Purchaser"), with reference to the following Recitals:

                                R E C I T A L S:
                                - - - - - - - -

     A. Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Property dated as of May 29, 2000 (the "Original Agreement") as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of July __, 2000 (the "First Amendment").
All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement unless the context clearly indicates otherwise. References to "the Agreement" or "this Agreement" in the Original Agreement or in this Second Amendment shall mean and refer to the Original Agreement, as amended by the First Amendment.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Inspection Period.  Seller and Purchaser desire to extend the period during
    -----------------
    which Purchaser shall determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's permitted assignee. Accordingly, the definition of "Inspection Period" set forth in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

    "Inspection Period" shall mean the period expiring at 5:00 P.M. Eastern
     Standard Time on July 21, 2000.

2.  Effect of this Second Amendment.  Except as amended and/or modified by this
    -------------------------------
    Second Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Original Agreement shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Original Agreement, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Original Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

3.  Counterparts.  This Second Amendment may be executed in any number of
    ------------
    counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

                           [Signatures on next page]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Second Amendment as of the date first above written.

SELLER:                 OVERSEAS CAPITAL CO.,
                        a Delaware corporation and successor by corporate name changes to Overseas Partners Capital Corp.


                        By:  /s/ Michael J. Molletta
                             --------------------------
                             Name: Michael J. Molletta
                             Its:  Vice President


PURCHASER:              CB RICHARD ELLIS STRATEGIC PARTNERS, L.P.,
                        a Delaware limited partnership


                        By:  CB Richard Ellis Partners, L.L.C,
                             a Delaware limited liability company,
                             its sole general partner

                             By:  /s/ Michael E. Burrichter
                                  ---------------------------
                                  Name: Michael E. Burrichter
                                  Its:  Vice President

                             By:
                                  ---------------------------
                                  Name:
                                        ---------------------
                                  Its:
                                        ---------------------

                               THIRD AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

      THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this "Third Amendment") is entered into as of July 14, 2000, by and between OVERSEAS CAPITAL CO., a Delaware corporation ("Seller"), and CB RICHARD ELLIS STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("Purchaser"), with reference to the following Recitals:

                                R E C I T A L S:
                                - - - - - - - -

      A. Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Property dated as of May 29, 2000 (the "Original Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of July ___, 2000 (the "First Amendment"), and by that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of July 13, 2000 (the "Second Amendment"). All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement unless the context clearly indicates otherwise. References to "the Agreement" or "this Agreement" in the Original Agreement or in this Third Amendment shall mean and refer to the Original Agreement, as amended by the First Amendment and the Second Amendment.

      B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

      NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Closing. Section 2.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

      "2.6 Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the 'Closing') shall be held on August 1, 2000 (said date, or such other date as Seller and Purchaser may hereafter agree as the date on which the Closing shall take place, is herein called the 'Closing Date'). The Closing shall take place at the offices of Escrow Agent, and at such specific time as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing."

2. Effect of this Third Amendment. Except as amended and/or modified by this Third Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Original Agreement shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Original Agreement, the provisions of this Third Amendment shall prevail.

Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Original Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

3. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.


                            [Signatures on next page]

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Third Amendment as of the date first above written.

SELLER:                 OVERSEAS CAPITAL CO.,
                        a Delaware corporation and successor by corporate name changes to Overseas Partners Capital Corp.


                        By: /s/ Michael J. Molletta
                            -----------------------------
                        Name: Michael J. Molletta
                        Its: Vice President



PURCHASER:              CB RICHARD ELLIS STRATEGIC PARTNERS, L.P.,
                        a Delaware limited partnership

                        By: CB Richard Ellis Partners, L.L.C.,
                            a Delaware limited liability company,
                            its sole general partner


                              By: /s/ Michael E. Burrichter
                                  ----------------------------
                              Name: Michael E. Burrichter
                              Its: Vice President


                              By:____________________________
                              Name:__________________________
                              Its:___________________________

                     REINSTATEMENT AND FOURTH AMENDMENT TO
               AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

     THIS REINSTATEMENT AND FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this "Fourth Amendment") is entered into as of August 23, 2000, by and between OVERSEAS CAPITAL CO., a Delaware corporation ("Seller"), and CB RICHARD ELLIS STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("Purchaser"), with reference to the following Recitals:

                               R E C I T A L S:
                               - - - - - - - -

     A. Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Property dated as of May 29, 2000 (the "Original Agreement") as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of July __, 2000 (the "First Amendment"), that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of July 13, 2000 (the "Second Amendment"), and by that certain Third Amendment to Agreement for Purchase and Sale of Real Property dated as of July 14, 2000 (the "Third Amendment"). All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the original Agreement unless the context clearly indicates otherwise. References to "the Agreement" or "this Agreement" in the Original Agreement or in this Fourth Amendment shall mean and refer to the Original Agreement, as amended by the First Amendment, Second Amendment and the Third Amendment.

     B. On July 20, 2000, Purchaser elected to terminate the Agreement pursuant to the provisions of Section 3.6 of the Agreement.
                     -----------

     C. Seller and Purchaser desire to reinstate and amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   Reinstatement of Agreement.  The termination of the Agreement is hereby
     --------------------------
     revoked and, except as expressly modified by this Fourth Amendment, the Agreement shall be, and hereby is, reinstated in its entirety and shall be in full force and effect as if the same had never been terminated. The Ernest Money under the Agreement remains with the Escrow Agent and shall continue as the Ernest Money under the Agreement.

2.   Closing.  Section 2.6 of the Agreement is hereby deleted in its entirety
     -------
     and replaced with the following:

           2.6.  Closing.  The consummation of the sale by Seller and the
                 -------
     purchase by Purchaser of the property (the "Closing") shall be held on any
                                                 -------
     date on or before August 31,

    2000, provided, however, that Purchaser shall have the right to extend the
          -----------------
    date of the Closing to September 15, 2000 if MetLife, on or before August 31, 2000, withdraws or terminates its commitment to fund Seven Million Five Hundred Fifty-Eight Thousand Seven Hundred Ninety-Three Dollars ($7,558,793) or otherwise refuses to fund such amount, as additional financing for Purchaser's acquisition of the Property and MetLife is ready, willing and able to permit the assumption by Purchaser of the existing MetLife loan encumbering the Property. Subject to the foregoing, the Closing shall take place at the offices of Escrow Agent at such specific time and date (the "Closing Date") as shall be mutually agreed upon by Purchaser and Seller.
    --------------

3.  Inspection Period.  Notwithstanding anything contained in the Agreement to
    -----------------
    the contrary, Seller and Purchaser hereby acknowledge and agree that (a) the Inspection Period shall terminate as of 5:00 p.m. Eastern Standard Time on the date of this Fourth Amendment and (b) prior to the expiration of the Inspection Period, Seller has received the first Title Notice, which is attached hereto as Exhibit A, the Title Commitment and the Survey. Purchaser
                       ---------
    hereby acknowledges and agrees that Purchaser finds the Property suitable and shall not have the right to terminate the Agreement pursuant to
    Section 3.6.
    -----------

4.  Conditions Precedent to Purchaser's Obligations.  Section 6.1 of the
    -----------------------------------------------   -----------
    Agreement is hereby amended by inserting the following Section 6.1(f) as a
                                                           --------------
    condition precedent to Purchaser's obligation to consummate the transaction contemplated by the Agreement:

         (f) MetLife and Seller shall have delivered to Escrow Agent executed, and if appropriate acknowledged, originals of all of the documents, in form and substance reasonably satisfactory to Purchaser, necessary for Purchaser's assumption of the borrower's obligations, and assignment to Purchaser of the borrower's rights, evidenced by the MetLife Loan Documents (the "Assumption Documents"); provided, however, that the condition set
                                  -----------------
    forth in this Section 6.1(f) shall not be a condition precedent to Closing
                  --------------
    if such condition fails solely because of a bad faith breach by Purchaser of its obligations under any commitment by MetLife to consent to the assumption by Purchaser of the obligations evidenced by the MetLife Loan Documents.

5.  Conditions Precedent to Seller's Obligations.  Section 6.2 of the Agreement
    --------------------------------------------   -----------
    is hereby amended by inserting the following Section 6.2(e) as a condition
                                                 --------------
    precedent to Seller's obligation to consummate the transaction contemplated by the Agreement:

         (e) MetLife and Purchaser shall have delivered to Escrow Agent the Assumption Documents, in form and substance reasonably satisfactory to Seller.

6.  Assignment of Agreement.  Pursuant to Section 9.1 of the Agreement, Seller
    -----------------------               -----------
    hereby acknowledges and agrees that, concurrently with the execution of this Fourth Amendment, Purchaser shall assign the Agreement and all of Purchaser's rights and obligations thereunder to SP One Buckhead Plaza LLC, a Delaware limited liability company.

7.  Effect of this Fourth Amendment.  Except as amended and/or modified by this
    -------------------------------
    Fourth Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Agreement shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Agreement, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.

8.  Counterparts.  This Fourth Amendment may be executed in any number of
    ------------
    counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fourth Amendment attached thereto.

                           [Signatures on next page]

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Fourth Amendment as of the date first above written.

SELLER:                        OVERSEAS CAPITAL CO.,
                               a Delaware corporation and successor by corporate name changes to Overseas Partners Capital Corp.

                               By:  /s/ Michael J. Molletta
                                   ----------------------------
                                   Name:  Michael J. Molletta
                                   Its:   Vice President

PURCHASER:                     CB RICHARD ELLIS STRATEGIC PARTNERS, L.P.,
                               a Delaware limited partnership

                               By:  CB Richard Ellis Partners, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:  /s/ Michael E. Burrichter
                                        ----------------------------------
                                        Name: Michael E. Burrichter
                                        Its:  Vice President


                                    By:  /s/ V Maddocks
                                        ----------------------------------
                                        Name: Vance Maddocks
                                        Its:  President